EXHIBIT 10.21

                                AMENDMENT NO. 5

                                      TO

                                LOAN AGREEMENT

      AMENDMENT NO. 5 ("Amendment No. 5") dated as of June 30, 2000 (the "Amendment Date") to the Loan Agreement dated as of December 30, 1998, as amended (the "Loan Agreement"), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the "Borrowers"), HORIZON OFFSHORE, INC., a Delaware corporation (the "Parent Guarantor"), THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT"), HELLER FINANCIAL LEASING, INC., a Delaware corporation, U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation, SAFECO CREDIT COMPANY, INC., a Washington corporation, TRANSAMERICA EQUIPMENT FINANCIAL SERVICE CORPORATION, a Delaware corporation, PHOENIXCOR, INC., a Delaware corporation, and DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation (collectively, the "Lenders") and CIT as Agent for the Lenders (the "Agent").

                             W I T N E S S E T H:
                             -------------------

      WHEREAS, pursuant to the Loan Agreement, the Lenders made available to the Borrowers a loan facility of up to USD 83,300,000, as evidenced by the amended and restated secured promissory note of the Borrowers dated November 19, 1999; and

      WHEREAS, the Borrowers wish to make certain repairs, modifications and upgrades to certain of the Vessels; and

      WHEREAS, the Borrowers have requested that the loan facility be increased up to a maximum amount of USD 91,397,845; and

      WHEREAS, the parties wish to amend the Loan Agreement to reflect the foregoing and to amend certain provisions thereof.

      NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

      1. The Definitions of the Loan Agreement are hereby amended as follows:

            (a) A new definition of "Fleet Upgrade" is added to the Loan Agreement and reads as follows:
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            "Fleet Upgrade" means a repair, modification or upgrade to a Vessel in accordance with Schedule A to Amendment No. 5.

            (b) A new definition of "Fleet Upgrade Advance" is added to the Loan Agreement and reads as follows:

            "Fleet Upgrade Advance" means an Advance for the purpose of funding a Fleet Upgrade.

            (c) Each reference in the Loan Agreement to "Amendment Documents" is hereby amended to include the Amendment Documents listed in Section 8.1 of this Amendment No. 5.

            (d) Each reference in the Loan Agreement to the Note shall refer to the Amended and Restated Secured Promissory Note dated the date hereof by the Borrowers in favor of the Agent.

            (e) The definition of "Commitment" is hereby amended to read as follows:

            "Commitment" means USD 91,397,845.

            (f) The definition of "Fixed Rate" is hereby amended to read as follows:

            "Fixed Rate" means the sum of (i) the Treasury Rate, (ii) (1) in the case of Advances other than Fleet Upgrade Advances, 265 basis points, and (2) in the case of Fleet Upgrade Advances, 295 basis points, and (iii) the swap spread on the date the Fixed Rate is elected by the Borrowers as reported on page 883, or its successor, of the Dow Jones Telerate System.

      2. Section 1.1(c) of the Loan Agreement is hereby amended to read as follows:

            "(c) The Loan, except for Fleet Upgrade Advances, shall be made in four (4) Advances. Subject to the limitation contained in Section 1.1(a) above, Advances other than Fleet Upgrade Advances shall be in the following amounts:

                  (i)   First Advance - USD 50,000,000
                  (ii)  Second Advance - USD 5,000,000
                  (iii) Third Advance - USD 13,800,000
                  (iv)  Fourth Advance - USD 14,500,000

            The Fleet Upgrade Advances shall be made from time to time in the principal amount of no less than USD 500,000 per Fleet Upgrade Advance, subject to the limitation contained in Section 1.1(a) above. The aggregate principal amount of Fleet Upgrade Advances shall not exceed USD 8,097,845."

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      3. Section 1.3(a) of the Loan Agreement is hereby amended to read as follows:

          "(a)(i) The Borrowers shall jointly and severally repay the principal amount of the first Advance in eighty-four (84) consecutive monthly installments of USD 462,963, the amount of the second Advance in eighty-four (84) consecutive monthly installments of USD 46,296, the amount of the third Advance in eighty-four
                  (84) consecutive monthly installments of USD 127,778, and the amount of the fourth Advance in seventy-three (73) consecutive monthly installments of USD 154,490, with each such installment to be paid by the Borrowers to the Agent on a date commencing on the day which is thirty (30) days after the date of such Advance, and on the same day of each month thereafter and ending on the Maturity Date (each such date a "Payment Date"); provided, however, that the final installment for each Advance shall be in an amount sufficient to repay all amounts of principal for such Advance and, provided further, that the final payment on the Maturity Date shall be in an amount sufficient to discharge the accrued and unpaid interest and principal in respect of the Note.

            (ii) The Borrowers shall jointly and severally repay the principal amount of all outstanding Fleet Upgrade Advances in fifty-nine
                  (59) equal monthly installments of USD 96,403 each, commencing January 30, 2001, and a single payment of all remaining principal of and interest on the Fleet Upgrade Advances on December 30, 2005."

      4. Section 1.4(b) of the Loan Agreement is hereby amended to read as follows:

            (b) The term "Interest Rate" shall mean, for an Interest Period (as hereinafter defined), an interest rate per annum at the rate (i) certified by the Lender to be the LIBOR Rate, plus, for Advances other than Fleet Upgrade Advances, two and sixty-five hundredths percent (2.65%) or, for Fleet Upgrade Advances, two and ninety-five hundredths percent (2.95%), or
                  (ii) if the Borrowers have exercised the option contained in
                  Section 1.4(f) below, the Fixed Rate.

      5. Section 1.3(f)(i) of the Loan Agreement is hereby amended to read as follows:

                  (i) If no election is received by the Agent, the Borrowers shall pay interest at the LIBOR Rate plus 2.65% for Advances other than Fleet Upgrade Advances, and at the LIBOR Rate plus 2.95% for the Fleet Upgrade Advances.

      6. A new Section 2.2(A) is hereby added to the Loan Agreement and reads as follows:

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                  Section 2.2A. CONDITIONS TO FLEET UPGRADE ADVANCES. The
                  Lenders' obligation to make any Fleet Upgrade Advance is subject to the following conditions having been satisfied in the opinion of the Lenders on or prior to the date of each such Advance:

                        (a) Certification by a Responsible Officer that no Event
                  of Default or any event which with the giving of notice or the passage of time would become an Event of Default has occurred and is continuing;

                        (b) Certification by a Responsible Officer that (A) each
                  of the representations and warranties set forth in Article III of the Loan Agreement are true and correct as of the date the Fleet Upgrade Advance is requested as if made on such date;
                  (B) there have been no occurrences which have or would adversely and materially affect the condition of the Vessels;
                  (C) the amount of the requested Advance is in accordance with the plans and specifications for the Fleet Upgrades; and (D) once the applicable shipyard, contractor or supplier is paid there will be no liens or encumbrances on the vessel, its hull or component parts for which the Fleet Upgrade Advance is being requested, and such certificate shall attach the invoices and receipts supporting the previous Fleet Upgrade Advance, if any, to the satisfaction of the Agent;

                        (c) the Agent shall have received a report, in form and
                  substance satisfactory to Agent, of an independent surveyor, inspector or naval architect, certifying that the work to be paid by the previous Fleet Upgrade Advance, if any, has been performed to the satisfaction of such inspector, surveyor or naval architect, the costs of which report shall be borne by the Borrowers; and

                        (d) a written report from an appraiser acceptable to the
                  Agent with respect to the Fleet Upgrades to be financed with the requested Fleet Upgrade Advance, in form and substance satisfactory to the Agent.

      7. Schedule 1 to the Loan Agreement is hereby replaced with Schedule 1 attached to this Amendment No. 5.

      8. CONDITIONS PRECEDENT.

      8.1 DOCUMENTS REQUIRED AS CONDITIONS PRECEDENT TO AMENDMENT NO. 5. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 5 is subject to the condition precedent that the Agent shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Agent and its counsel:

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
            (a) Each of the following documents (the "Amendment Documents") shall have been duly authorized and executed with original counterparts thereof delivered to the Agent:

                  (i) This Amendment No. 5;

                  (ii) Amended and Restated Secured Promissory Note;

                  (iii) Amendment No. 5 to the United States First Preferred
            Fleet Mortgage;

                  (iv) Amendment No. 5 to Vanuatu First Preferred Fleet
            Mortgage;

                  (v) Amendment and Ratification of Guaranty executed by the
            Guarantors;

                  (vi) Ratification of Security Agreement;

                  (vii) Ratification of Intercreditor Agreement;

                  (viii) Amendment No. 3 to Deed of Covenants; and

                  (ix) such further documents as the Lenders may reasonably
            request.

            (b) The representations and warranties contained in Section 3.1 of the Loan Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV of the Loan Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

      8.2 WAIVER OF CONDITIONS PRECEDENT. All of the conditions precedent contained in this Section 8 are for the sole benefit of the Agent and the Lenders and the Agent may waive any of them in its absolute discretion, and on such conditions as it deems proper.

      9. REPRESENTATIONS OF THE BORROWERS AND GUARANTORS. The Borrowers and the Guarantors represent and warrant that:

            (a) Each of the Borrowers and the Guarantors is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Amendment Documents.

            (b) The execution, delivery and performance by each of the Borrowers and the Guarantors of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 5 to which it is a party, have been duly authorized by all

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
      necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 5) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Agent; the Amendment Documents have been duly executed and delivered by the Borrowers and the Guarantors and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrowers and the Guarantors is a party. The enforceability of this Amendment No. 5, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

            (c) Except as set forth in the Loan Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantors which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

            (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 5 or any other Amendment Document or any instrument contemplated herein or therein. The Borrowers are the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

      10. EXPENSES. The Borrowers and the Guarantors agree to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 5 become effective, (x) reimburse the Agent for all fees and disbursements of external counsel to the Agent and all reasonable out of pocket fees and disbursements of the Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 5 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 5 or any agreement referred to herein; and (y) reimburse the Agent for all fees and disbursements of internal and external counsel to the Agent and all reasonable out of pocket fees, disbursements and travel-related expenses of the Agent incurred in connection with the protection of the rights of the Agent under this Amendment No. 5 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrowers and the Guarantors under this Section 10 shall survive payment of the Loan.

      11. Wherever and in each such place the term "Loan Agreement" is used throughout the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 5.

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
      12. Except as specifically amended by this Amendment No. 5, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

      13. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.

      14. THIS AMENDMENT NO. 5 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 5 to Loan Agreement on the date first written above.

                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    HORIZON VESSELS, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    PARENT GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

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
                                    LENDERS:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    SAFECO CREDIT COMPANY, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    U.S. BANCORP LEASING & FINANCIAL


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    HELLER FINANCIAL LEASING, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

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
                                    TRANSAMERICA EQUIPMENT FINANCIAL SERVICE
                                    CORPORATION


                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    PHOENIXCOR, INC.


                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    DEUTSCHE FINANCIAL SERVICES CORPORATION


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    AGENT:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

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
                                SCHEDULE 1 TO
                                LOAN AGREEMENT

      LENDER                     PORTION OF COMMITMENT

1.    The CIT Group/Equipment
      Financing, Inc.               USD   25,097,845

2.    Heller Financial
      Leasing, Inc.                 USD   15,000,000

3.    TransAmerica Equipment
      Financial Service Corp.       USD   17,000,000

4.    U. S. Bancorp Leasing
      & Financial                   USD   10,000,000

5.    Safeco Credit Company,
      Inc.                          USD    9,300,000

6.    Phoenixcor, Inc.              USD    5,000,000

7.    Deutsche Financial Services
      Corporation                   USD   10,000,000

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